BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated May 20, 2010 to Summary Prospectus dated January 28, 2010

Effective immediately, the Summary Prospectus of Baron Fifth Avenue Growth Fund (the “Fund”) is modified as follows:

On page 1 of the Summary Prospectus, the “Annual Fund Operating Expenses” table and the accompanying footnotes are deleted in their entirety and replaced with the following table and accompanying footnotes:

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers[1]		Net Annual Fund Operating Expenses[1]
BARON FIFTH AVENUE GROWTH FUND
Retail Shares†	0.90%	0.25%	0.44%	1.59%	(0.29%	)	1.30%
Institutional Shares*	0.90%	0.00%	0.61%	1.51%	(0.46%	)	1.05%

†	Estimated based on the fiscal year ended September 30, 2009.
*	Estimated based on the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.30% of average daily net assets of Retail Shares and 1.05% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before January 28, 2011 without approval of the Fund’s Board of Trustees. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

On page 1 of the Summary Prospectus, the table following “Example” is deleted in its entirety and replaced with the following table:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$132	$474	$838	$1,865
Institutional Shares	$107	$432	$780	$1,762

This information supplements the Summary Prospectus dated January 28, 2010. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.